UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)            February 13, 2004



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                     001-16317              95-4079863
  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On February 13, 2004, the Company announced it financial results for the three and six months ended December 31, 2003.

         Contango Oil & Gas Company reported net income attributable to common stock for the three months ended December 31, 2003 of $4.1 million, or $0.44 per basic share and $0.33 per diluted share, compared to a net loss attributable to common stock for the three months ended December 31, 2002 of $4.4 million, or $0.49 per basic and diluted share. Natural gas and oil sales for the three months ended December 31, 2003 were $6.0 million. Natural gas and oil sales for the three months ended December 31, 2002 were $7.7 million.

         Net income attributable to common stock for the six months ended December 31, 2003 was $7.0 million, or $0.75 per basic share and $0.58 per diluted share, compared to a net loss attributable to common stock for the six months ended December 31, 2002 of $4.2 million, or $0.47 per basic and diluted share. Natural gas and oil sales for the six months ended December 31, 2003 were $14.2 million. Natural gas and oil sales for the six months ended December 31, 2002 were $14.7 million.

         Contango also announced that the borrowing base on its existing secured revolving line of credit with Guaranty Bank, FSB has been increased from $19.0 million to $25.0 million effective February 1, 2004. The Company currently has no borrowings under its bank line of credit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.                        Description of Document
-----------    -----------------------------------------------------------------
   99.1        Press release dated February 13, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 13, 2004, the Company announced it financial results for the three and six months ended December 31, 2003. A copy of the news release is furnished as Exhibit 99.1, attached hereto. Except as otherwise set forth in
Item 5 above, the information set forth in this Form 8-K, including the exhibit attached, should not be deemed as "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to liabilities of that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONTANGO OIL & GAS COMPANY



Date:  February 13, 2004             By:   /s/  KENNETH R. PEAK
                                           ------------------------------------
                                           Kenneth R. Peak
                                           Chairman and Chief Executive Officer